UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-31761 (Commission File Number)	77-0423745 (IRS Employer Identification No.)

408 N Canal St., South San Francisco, CA 94080
(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 794-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Board of Directors of Worldwide Energy and Manufacturing USA, Inc. (the “Registrant”), dismissed Child, Van Wagoner & Bradshaw, PLLC (the “Accountant”) as the independent registered public accounting firm for the Registrant, effective June 9, 2009.

The reports of the Accountant on the Registrant’s financial statements as of and for the two most recent fiscal years ending December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years ending December 31, 2008 and December 31, 2007, and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and the Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Accountant, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods. During the Registrant’s two most recent fiscal years ending December 31, 2008 and December 31, 2007, and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)). The dismissal of the Accountant was approved by the Registrant’s Board of Directors and its Audit Committee.

The Audit Committee, on behalf of the Registrant, has provided the Accountant with a copy of the foregoing disclosures and has requested that the Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of the Accountant’s letter is herewith filed as Exhibit 16.1 to this report on Form 8-K.

(b) The Board of Directors, on behalf of the Registrant, approved the engagement of Windes & McClaughry, Accountancy Corporation (“Windes”), as the independent registered public accounting firm for the Registrant, effective June 8, 2009. During the Registrant’s two most recent fiscal years ending December 31, 2008 and December 31, 2007, and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, neither the Registrant nor anyone on their behalf consulted Windes regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated June 15, 2009 from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

Date:  June 15, 2009

/s/ Jimmy Wang

Jimmy Wang, Chief Executive Officer